SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 7, 2009
Date of Report (Date of earliest event reported)

Hotel Outsource Management International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	6719	13-4167393
(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

80 Wall Street, Suite 815, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

212-344-1600
Registrant’s telephone number, including area code

(Former Name or former Address, if Changed Since Last Report)

Item 8.01 –     Other Events

On January 7, 2009, Hotel Outsource Management International, Inc. issued a press release announcing the extension of its subscription rights offering until January 23, 2009. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01 –     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.     Description

Exhibit 99.1    Press Release, dated January 7, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

January 7, 2009	Hotel Outsource Management International, Inc.

	By:	/s/ Jacob Ronnel
Name: Jacob Ronnel
Title: Chief Executive Officer

Exhibit Index

Exhibit No.                Description of Exhibit

99.1                          Press Release, dated January 7, 2009